INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES

16. INCOME TAXES

(a) Income tax status

Holding is a tax-exempted company incorporated in the Cayman Islands.

On January 1, 2008, a new corporate income tax law (“new CIT law”) in China took effect. The new CIT law applies a uniform 25% corporate income tax rate to both foreign invested corporations and domestic corporations. Under the prior tax regime, foreign-invested corporations were generally subject to a 30% state tax rate plus a 3% local tax rate for a total tax rate of 33%. The new CIT law provides a five-year transition period from its effective date for those corporations which were established before the promulgation date of the new CIT law and which were entitled to a preferential tax treatment such as a reduced tax rate or a tax holiday. Under the new CIT law, the preferential income tax rate of 15% will continue to be granted to corporations that qualify as “new and high technology corporations strongly supported by the state”. In addition, on December 26, 2007, the State Council issued the Notice of the State Council Concerning Implementation of Transitional Rules for Corporate Income Tax Incentives (“Circular 39”). Based on Circular 39, certain specifically listed categories of corporations which enjoyed a preferential tax rate of 15% are eligible for a graduated rate increase to 25% over the 5-year period beginning from January 1, 2008. Where transitional rules overlap with preferential policies provided by the new CIT, a corporation may choose to implement the more favorable policy, and shall not enjoy both simultaneously. Once determined, the implemented tax policy cannot be changed.

Before 2008, Foreign-invested Integrated Circuit (“IC”) design corporations were entitled to income tax exemption for the first two profitable years of operation, after taking into account any tax losses brought forward from prior years, and a 50% tax rate reduction for the succeeding three years thereafter. As a qualified Foreign-invested IC design corporation, Spreadtrum Shanghai was cumulatively profitable in 2007 and started its tax holiday accordingly. It was exempt from income tax for 2007 and 2008, and entitled to a 50% tax rate reduction for the succeeding three years from 2009 to 2011. Being located in Shanghai Pudong New District, Spreadtrum Shanghai was also entitled to a 15% preferential tax rate before 2008. In addition, Spreadtrum Shanghai was qualified as a “new and high technology corporations strongly supported by the state” from the relevant tax authorities in December 2008. Since the new CIT law permits companies to continue to enjoy their existing preferential tax treatments until such treatments expire in accordance with their current terms, its income tax rate will increase from 10% to 12% (i.e. 50% of transitional tax rate of 20%, 22% and 24%, respectively) from 2009 to 2011. Based on Circular 39, Spreadtrum Shanghai chooses to enjoy 15% preferential tax rate after the transition period expires after 2012 if it continually qualifies as “new and high technology corporations strongly supported by the state” (“NHTE”). In 2011, Spreadtrum Shanghai completed the renewal of NHTE qualification for the succeeding three years from 2011 to 2013. Spreadtrum Shanghai’s income tax rate was 10%, 11% and 12%, respectively, in 2009, 2010 and 2011.

Before 2008, as a high-technology company incorporated in the Zhongguancun Hi-Tech Park, Spreadtrum Beijing was subject to PRC income tax at a preferential tax rate of 15%, and was entitled to an income tax exemption from 2005 to 2007 and a 50% tax rate reduction for the succeeding three years from 2008 to 2010 based on the approval obtained from the tax authority. Pursuant to the new CIT law, Spreadtrum Beijing was subject to 25% tax rate starting from 2008 since it did not qualify as “new and high technology corporations strongly supported by the state”. It has entered its first year of accumulated profit making and started to pay income tax in 2009. Spreadtrum Beijing’s income tax rate was 25%, 25% and 25%, respectively, in 2009, 2010 and 2011.

Shanghai Technology was established in Shanghai Waigaoqiao Free Trade Zone and was subject to PRC income tax at a preferential rate of 15% in 2007. It has entered its first year of accumulated profitability and started to pay income tax in 2007. Because Shanghai Technology is located in Shanghai Pudong New District, it was subject to a transitional income tax rate of 20% in 2009, 22% in 2010, and 24% in 2011, respectively, and will be subject to 25% in 2012. Spreadtrum USA is subject to US federal and state income taxes of 34% and 8.84%, respectively. The state income tax paid is deductible for US federal income tax purposes and the combined US federal and state income tax rate is approximately 39.8%.

In August 2011, the Company acquired 100% equity interest in Telegent for a total consideration of approximately $91.8 million. The acquisition was completed on August 2, 2011, when the Company started to consolidate the financial statements of Telegent and its subsidiaries (Note 3(b)). Telegent is a tax-exempted company incorporated in the Cayman Islands.

On September 30, 2011 The Company completed the acquisition of majority shareholding (85.9%) of MobilePeak and started to consolidate the financial statements of MobilePeak and its subsidiaries from the date of acquisition (Note 3(a)). MobilePeak is a tax-exempted company incorporated in the Cayman Islands.

MobilePeak Shanghai is a qualified IC design company and thus it enjoys the preferential policy of “two year exemption, three year half” since its first tax profitable year. As MobilePeak Shanghai is carrying a huge tax loss as of December 31, 2011, the Company estimates that 2014 will be the first year that MobilePeak Shanghai becomes accumulated profitable and starts the tax holiday.

(b) Income tax expenses

The provision for income taxes, by location of the taxing jurisdiction, for the years ended December 31, 2009, 2010 and 2011 were as follows:

	Year ended December 31,
	2009	2010	2011
PRC current tax	$945,617	$8,619,367	$16,465,233
PRC deferred tax	(66,989)	(500,015)	(1,265,238)
	$878,628	$8,119,352	15,199,995
US current tax	(3,935)	10,243	42,487
US deferred tax	150,000	—	(150,000)
	$146,065	$10,243	$(107,513)
Total provision for income taxes	$1,024,693	$8,129,595	$15,092,482

(c) Deferred income tax

The significant components of the Company’s deferred income tax assets and liabilities consisted of the following:

	December 31,
	2010	2011
Deferred tax assets:
Research and development credits	$4,336,030	$5,318,863
Reserves and accruals recognized in different periods	2,028,255	3,987,803
Fixed assets basis difference	27,190	10,782
Tax loss carrying forward	5,710,026	4,864,436
Others	829,652	549,690
	$12,931,153	$14,731,574
Less: valuation allowance	(10,467,345)	(10,998,492)
Deferred tax assets, net	$2,463,808	$3,733,082
Analyzed as:
Current	$1,669,670	$2,913,678
Non-current	794,138	819,404
Deferred tax liabilities:
Timing difference relating to intangible assets arising from a business combination (Note 3(a))	$—	$(1,611,875)

The net change of the deferred tax assets in 2010 and 2011 was $0.5 million and $1.3 million, respectively. The net change of the deferred tax liability in 2010 and 2011 was nil and $1.6 million, respectively.

As of December 31, 2010 and 2011, the Company had approximately $46.8 million and $32.2 million of tax loss carry-forwards available to offset against future taxable income respectively, certain amounts of which will expire in varying amounts from 2014 to 2028.

As of December 31, 2010 and 2011, respectively, the Company had approximately $4.3 million and $5.3 million of research and development credits, certain amounts of which will expire in varying amounts from 2021 to 2030 for 2010 and from 2021 to 2031 for 2011.

A valuation allowance is provided for deferred tax assets where the recoverability of the assets is uncertain. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient future taxable income will be generated to utilize the deferred tax assets. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

In 2010 and 2011, based on the current profit, projected future profitability and other available evidences, the Company believes that its deferred tax assets in certain tax jurisdiction will not be fully realizable. Thus, a valuation allowance was provided for deferred tax assets.

The net changes in valuation allowance on deferred tax assets during the years ended December 31, 2009, 2010 and 2011 are as follows:

	Year ended December 31,
	2009	2010	2011
Balance at January 1	$(13,495,606)	$(12,516,413)	$(10,467,345)
Net change in valuation allowance during the year	979,193	2,049,068	(531,147)
Balance at December 31	$(12,516,413)	$(10,467,345)	$(10,998,492)

(d) Uncertain tax position

The Company adopted the provisions of ASC 740-10-25 effective January 1, 2007. Based on the analysis performed, the Company has made its assessment of the relevant level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions.

As of December 31, 2009, 2010 and 2011, unrecognized tax benefits were approximated $2.6 million, $3.1 million and $7.0 million, respectively. The total amount of unrecognized tax benefit if recognized that would favorably affect the effective tax rate is $1.9 million, $2.1 million and $5.7 million at end of year 2009, 2010 and 2011, respectively.

Unrecognized tax benefit – December 31, 2008	$2,566,205
Gross increases – tax positions in current period	198,966
Lapse of statute of limitations	(181,190)
Unrecognized tax benefit – December 31, 2009	$2,583,981
Gross increases – tax positions in current period	477,996
Lapse of statute of limitations	—
Unrecognized tax benefit – December 31, 2010	$3,061,977
Gross increase – tax positions in current period	455,783
Gross increase – arising from acquisition of Telegent (Note 3(b))	5,567,241
Lapse of statute of limitations	(45,446)
Release of prior year tax positions	(2,040,211)
Unrecognized tax benefit – December 31, 2011	$6,999,344

The Company classifies interest and/or penalties related to income tax matters in income tax expense. In 2009, 2010 and 2011, the Company accrued interest of $0.2 million each year related to the uncertain tax positions.

Upon acquisition of Telegent, the Company recorded $5.6 million unrecognized tax benefits of Telegent as long-term tax liabilities in its consolidated balance sheets as of December 31, 2011, which relates to effectively connected income exposure and research and development credit of Telegent. The Company classified the amounts as long-term tax liabilities because payment of cash or settlement is not anticipated within one year from the balance sheet date. Pursuant to the merger agreements entered into with Telegent Selling Shareholders, the Telegent Selling Shareholders agreed to indemnify the Company any pre-closing taxes which include the uncertain tax provisions.

In 2011, the Company re-assessed one of its uncertain tax positions carried forward from before 2008 under the current environment and further clarified the matter with the in-charge tax authority, as a result of which the potential tax liability exposure is considered remote. Accordingly, the Company released the uncertain tax position in the amount of $2.0 million in 2011.

The Company and its subsidiaries file U.S federal, state and foreign income tax returns in jurisdictions with varying statutes of limitations. The Company’s US subsidiaries’ federal income tax returns for 2007 through 2011 and California state income tax returns for 2006 through 2011 are open tax years, subject to examination by the relevant tax authorities. According to the PRC Tax Administration and Collection Law, the statute of limitations is generally three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB100,000 is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitation in the case of tax evasion.

(e) Effective tax rate

Reconciliation between the total income tax expense (benefit) computed by applying the applicable corporate income tax rate of 25% to the income (loss) before taxes and the actual income tax expense was as follows:

	2009	2010	2011
PRC statutory Income Tax Rate	25%	25%	25%
Effect of different tax rate of Holding and subsidiaries	-38%	-12%	-11%
Effect of tax rates in foreign jurisdictions	-4%	6%	6%
Expense not deductible for tax purpose	1%	-1%	-1%
Benefit of tax holiday	2%	-3%	-7%
Change in valuation allowance	8%	-2%	0%
Release of prior year uncertain tax position	—	—	-1%
Other	—	-2%	-1%
	-6%	11%	10%

The aggregate amount and per share effect of the tax holiday are as follows:

	Year ended December 31,
	2009	2010	2011
The aggregate dollar effect	$(312,104)	$(9,089,241)	$(10,266,362)
Per share effect – basic	$(0.002)	$(0.06)	$(0.07)
Per share effect – diluted	$(0.002)	$(0.06)	$(0.07)

(f) Withholding income tax

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting basis over tax basis in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interests in VIE because these entities do not have any unremitted earnings to be distributed.

The new CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their holding companies outside mainland China. As of December 31, 2010 and 2011, the Company had not recorded any withholding tax on the undistributed earnings of its PRC subsidiaries amounting to approximately $65.1 million and $126.6 million, respectively, since the Company intends to indefinitely reinvest these earnings to further expand its business in mainland China, and there is no intention of its PRC subsidiaries to declare any dividend to the Company.